IVY FUNDS

Supplement dated June 4, 2008
to the
Statement of Additional Information for

Ivy Funds dated September 13, 2007 and Supplemented March 25, 2008
Ivy Global Strategic Income Fund dated April 4, 2008
Ivy Funds, Inc. dated September 13, 2007

The following disclosure and schedule replaces the corresponding information in the section titled Sales Charges for Class A Shares and Class E Shares:

IFDI may pay dealers up to 1.00% on investments made in Class A shares and Class E shares with no initial sales charge, according to the following schedule:*

1.00% - Sales of $1.0 million to $3,999,999.99
0.50% - Sales of $4.0 million to $49,999,999.99
0.25% - Sales of $50.0 million or more

*IFDI will pay Waddell & Reed, Inc. 0.50% on any level of investments made in Class A and Class E shares with no initial sales charge.